SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2004

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Joe Jerkins Boulevard Austell, Georgia	30106-3227
(Address of Principal Executive Offices)	(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 9.	Regulation FD Disclosure.

On February 10, 2004, Caraustar Industries, Inc., furnished as Exhibit 99.1 to a Form 8-K copies of the slides to be used for a series of investor presentations in Milwaukee, Wisconsin, Chicago, Illinois and Minneapolis, Minnesota, along with certain supplemental information regarding non-GAAP financial measures. Furnished herewith as Exhibit 99.1 is a copy of a revised version of a slide from the previous presentation, along with certain supplemental information regarding non-GAAP financial measures. A revised version of the previously furnished presentation will be presented in Orlando, Florida at the Lehman Brothers 2004 High Yield Bond and Syndicated Loan Conference on March 23, 2004. The information being furnished in this report (including Exhibit 99.1) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2004

CARAUSTAR INDUSTRIES, INC.

By:	/s/ William A. Nix

William A. Nix Vice President, Treasurer and Controller

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Exhibit Index

Exhibit	Exhibit No.

Revised presentation materials and supplemental information	99.1

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